UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 16, 2005

                          FIRST MONTAUK FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729
                                                 ------

                NEW JERSEY                           22-1737915
                ----------                           ----------
     (State or other jurisdiction of      (I.R.S. Employer Identification No.)
     incorporation or organization)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
               (Registrant's telephone number, including area code)




CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On May 16, 2005, First Montauk Financial Corp. (the "Registrant") issued a press release announcing results for the fiscal quarter ended March 31, 2005. A copy of the press release is attached as exhibit 99.1.

     The information in this report shall not be deemed to be "filed" for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

              Exhibit    Press Release of First Montauk Financial Corp.
               99.1      dated May 16, 2005.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FIRST MONTAUK FINANCIAL CORP.

                                               By:   /s/ Victor K. Kurylak
                                                  ------------------------------
                                                  Name:  Victor K. Kurylak
                                                  Title: Chief Executive Officer
                                                  Date:  May 16, 2005




                                  EXHIBIT INDEX


    Exhibit     Description
    Number
    ------
      99.1      Press Release of First Montauk Financial Corp. dated
                May 16, 2005.

                                                                Exhibit 99.1


                                [GRAPHIC OMITTED]

                              FOR IMMEDIATE RELEASE

                  FIRST MONTAUK ANNOUNCES FIRST QUARTER RESULTS

Red Bank, NJ - May 16, 2005 - First Montauk Financial Corp. (OTC/BB: FMFK), a nationwide provider of investment services through independent financial professionals, today announced financial results for the first quarter ended March 31, 2005.

Revenues for the first quarter of 2005 decreased to $15.5 million, compared to $18.8 million for the same period in 2004, a 17% decrease. The Company reported a net loss applicable to common stockholders of $411,000, or ($.03) per basic and diluted share for the first quarter of 2005, compared to a net income applicable to common stockholders of $238,000, or $.02 per basic and diluted share for the first quarter of 2004.

The net loss for the quarter was due to a one-time charge to compensation and other expenses of $1,450,000, in connection with the separation agreement with Montauk's former CEO. Excluding the one time charge related to the separation agreement, the Company would have reported a profit before income taxes of $834,000 for the first quarter of 2005.

Victor K. Kurylak, President and CEO of Montauk Financial Group, commented, "Despite weak market conditions resulting in lower revenues, we are pleased with our efforts to improve margins and reduce overhead. Earnings from operations remain positive but were offset by the one time charges associated with a restructuring of management."

Montauk Financial Group is a service mark of First Montauk Securities Corp., Member NASD/SIPC. First Montauk Financial Corp. is the parent company of First Montauk Securities Corp., a registered securities broker/dealer headquartered in Red Bank, NJ, with approximately 61,000 retail and institutional accounts. The Company's ability to offer quality support services, research advanced networked information systems and a competitive commission payout structure has attracted approximately 350 independent, professional registered representatives across the country. Additional information is available at the Company's website at www.montaukfinancial.com.

Statements contained in this news release regarding expected financial results of the Company and First Montauk Securities Corp., are forward-looking statements, subject to uncertainties and risks, many of which are beyond the Company's control, including, but not limited to, market conditions, interest rate and currency fluctuations, dependence on key personnel, each of which may be impacted, among other things, by economic, competitive or regulatory conditions. These and other applicable risks are summarized under the caption "Factors Affecting Forward Looking Statements" in the Company's Form 10-Q for the first quarter ended March 31, 2005 as filed with the Securities and Exchange Commission. Forward-looking statements by their nature involve substantial risks and uncertainties. As a result, actual results may differ materially depending on many factors, including those described above. The Company cautions that historical results are not necessarily indicative of the Company's future performance.

                 FIRST MONTAUK FINANCIAL CORP. AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA

                     In 000's (except for per share amounts)

                                                        Three months
                                                       Ended March 31,

                                                   2005               2004
                                                   ----               ----
                                                (unaudited)        (unaudited)


Revenues                                           15,566             18,821

Expenses                                           16,181             18,583

Net income (loss)                           $        (376)            $  238
                                              ============         ===========
Net income (loss) applicable
to common stockholders                        $      (411)        $      238
                                              ============       =============

Per share of Common Stock:
Basic and diluted                             $     (0.03)        $     0.02

Number of common shares used in
Basic Per Share                                12,380,852          9,067,548
Diluted Per Share                              12,380,852         15,631,311







Contact:

Victor K. Kurylak
President
Chief Executive Officer
(800) 876-3672, ext. 4227

Katy Paul
Shareholder Relations
732-842-4700, ext. 4220
info@montaukfinancial.com